Exhibit 10.1

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE TERMS OF THIS WARRANT, THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

REGIS CORPORATION

WARRANT TO PURCHASE COMMON STOCK

June 24, 2024

(the “Issue Date”)

This certifies that, for value received, [•], with a principal office at the address set forth on the signature page hereto, or such person’s or entity’s permitted assigns (the “Holder”), is entitled to subscribe for and purchase from Regis Corporation, a Minnesota corporation (the “Company”), the Exercise Shares at the Exercise Price (each subject to adjustment as provided herein), subject to the terms set forth herein.

This Warrant is being issued pursuant to that certain Financing Agreement, dated as of June 24, 2024, by and among the Company, each other subsidiary of the Company listed as a “Borrower” on the signature pages thereto, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto (the “Lenders”), TCW Asset Management Company LLC a Delaware limited liability company (“TCW”), as collateral agent for the Lenders, TCW as administrative agent for the Lenders and MidCap Financial Trust, as revolving agent for the Revolving Loan Lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”). All capitalized terms used and not defined herein shall have the respective meanings set forth in the Financing Agreement.

1. Definitions. As used herein, the following terms have the following respective meanings:

(a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b) “Change of Control” means (i) any consolidation, merger, recapitalization, transfer, corporate reorganization or similar transaction involving the Company and any other corporation or other entity or person, other than any such consolidation, merger, recapitalization, transfer, reorganization or similar transaction in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger, recapitalization, transfer, reorganization or similar transaction, (ii) any transaction or series of related transactions in which the stockholders of the Company transfer shares in excess of 50% of the Company’s then-outstanding combined voting power or (iii) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Exercise Period” means any time after the date hereof until the seventh (7th) anniversary of the Issue Date.

(e) “Exercise Price” means $7.00 per Exercise Share, subject to adjustment pursuant to Section 6 below.

(f) “Exercise Shares” means [407,542] shares of the Company’s Common Stock, par value $0.05 per share, issuable upon exercise of this Warrant, subject to adjustment as set forth herein.

(g) “Governing Documents” means (i) the Bylaws of the Company and (ii) the 2020 Restated Articles of Incorporation of the Company (the “Certificate of Incorporation”), in each case, as in effect on the date hereof (as may be amended from time to time in accordance with the terms thereof).

(h) “Principal Trading Market” means the exchange or other trading market on which the Common Stock is primarily listed on or quoted for trading, which, as of the Issue Date, shall be the Nasdaq Stock Market.

(i) “Securities” means, collectively, this Warrant and the Exercise Shares.

(j) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Company’s primary trading market or quotation system with respect to the Common Stock that is in effect on the date of delivery of an applicable Notice of Exercise, which as of the Issue Date was “T+1”.

(k) “Trading Day” means any weekday on which the Principal Trading Market is normally open for trading.

(l) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the foregoing does not apply, the bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such Common Stock as reported by Bloomberg L.P. as of such time of determination, (c) if no bid price is reported for the Common Stock by Bloomberg L.P. as of such time of determination, the average of the bid prices of all of the market makers for the Common Stock as reported in the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices) as of such time of determination, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent nationally recognized investment bank or other qualified financial institution selected in good faith by the Board of Directors of the Company (the “Board”) and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company.

2. Exercise of Warrant.

2.1 Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(a) an executed Notice of Exercise in the form attached hereto as Exhibit A;

(b) payment of the Exercise Price either (i) in cash or by check or wire transfer, or (ii) by cancellation of indebtedness, or (iii) by Net Exercise (as defined below) pursuant to Section 2.2; and

(c) this Warrant (solely in the event this Warrant is exercised in full).

The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder (until this Warrant has been exercised in full). Execution and delivery of the Notice of Exercise with respect to less than all of the Exercise Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares and the Holder shall not be required to physically surrender this Warrant to the Company until this Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation (or shall deliver to the Company a reasonable affidavit of loss and indemnity undertaking in lieu thereof) within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company.

2.2 Net Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising all or any portion of this Warrant with payment of cash, check or wire transfer or by cancellation of indebtedness as provided in Section 2.1, the Holder may elect to exercise this Warrant (or any portion hereof) on a net basis without payment of the foregoing consideration, such that the Holder receives the number of Exercise Shares computed using the following formula (and any and all references in this Warrant to payment of the Exercise Price shall include exercise of this Warrant (or any portion hereof) pursuant to this Section 2.2) (such exercise, a “Net Exercise”):

X = Y (A-B)

A

Where X	=	the number of Exercise Shares to be issued to the Holder

Y	=	the number of Exercise Shares purchasable under this Warrant or, if only a portion of this Warrant is being exercised, that portion of this Warrant being exercised (at the date of such calculation)

A	=	the fair market value of one Exercise Share (at the date of such calculation)

B	=	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, if shares of Common Stock are then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of an Exercise Share shall be the closing price or last sale price of a share of Common Stock reported for the Business Day immediately before the date on which Holder delivers this Warrant (to the extent required) together with its Notice of Exercise to the Company; provided, however, that if this Warrant is exercised pursuant to this Section 2.2 in connection with a Change of Control, the fair market value per share shall be the value ascribed to the consideration to be paid in respect of one share of the Exercise Shares in the definitive agreement(s) relating to such Change of Control, or if no such value is set forth in the definitive agreements(s) relating to such Change of Control, as determined in good faith by the Board. If shares of Common Stock are not then traded in a Trading Market, the Board shall adopt the fair market value of an Exercise Share recommended by a nationally recognized independent investment bank or other qualified financial institution, which fair market value shall not give effect to minority or illiquidity discounts.

If Exercise Shares are issued in such a Net Exercise, the Company acknowledges and agrees that in accordance with Section 3(a)(9) of the Act, the Exercise Shares shall take on the registered characteristics of this Warrant, and the holding period of this Warrant may be tacked on to the holding period of the Exercise Shares (provided that the Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise). The Company agrees not to take any position contrary to this Section 2.2. For the avoidance of doubt, the Holder may utilize Net Exercise as contemplated by this Section 2.2 only if at the time of exercise hereof, there is no effective registration statement registering, or the prospectus therein is not available for, the issuance of the Exercise Shares to the Holder. In all other scenarios, the Holder shall only be permitted to exercise this Warrant in cash in accordance with Section 2.1.

2.3 Mechanics of Exercise. On or before the first (1st) Trading Day following the date on which the Holder has delivered the applicable Notice of Exercise, the Company shall transmit by electronic mail an acknowledgment of confirmation of receipt of the Notice of Exercise, in the form attached to the Notice of Exercise, to the Holder and the Company’s transfer agent (the “Transfer Agent”). So long as the Holder delivers the Exercise Price (or notice of a cancellation of indebtedness or Net Exercise, if applicable) on or prior to the first (1st) Trading Day following the date on which the Notice of Exercise has been delivered to the Company, then on or prior to the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case following the date on which the Notice of Exercise has been delivered to the Company, or, if the Holder does not deliver the aggregate Exercise Price (or notice of a cancellation of indebtedness or Net Exercise, if applicable) on or prior to the first (1st) Trading Day following the date on which the Notice of Exercise has been delivered to the Company, then on or prior to the first (1st) Trading Day following the date on which the aggregate Exercise Price (or notice of a cancellation of indebtedness or Net Exercise, if applicable) is delivered to the Company (such earlier date, or if later, the earliest day on which the Company is required to deliver Exercise Shares pursuant to this Section 2.3, the “Delivery Date”), the Company shall credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian system provided that the Transfer Agent is then a participant in the DTC Fast Automated Securities Transfer Program (“FAST”) and either (x) there is an effective registration statement permitting the issuance of such Exercise Shares to or resale of such Exercise Shares by the Holder or (y) such Exercise Shares are eligible for resale by the Holder without limitations pursuant to Rule 144 promulgated under the Securities, and otherwise issue such Exercise Shares in the name of the Holder or its designee in restricted book-entry form in the Company’s share register. The Company agrees to maintain a transfer agent that is a participant in FAST so long as this Warrant remains outstanding and exercisable. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Exercise Shares via DTC, if any, including without limitation for same day processing. Upon delivery of the Notice of Exercise, if the Holder is exercising this Warrant for Exercise Shares, the Holder shall be deemed for all corporate purposes to have become the holder of record and beneficial owner of the Exercise Shares with respect to which this Warrant has been exercised, irrespective of the date such Exercise Shares are credited to the Holder’s DTC account or the date of delivery of the book entry positions evidencing such Exercise Shares, as the case may be. If this Warrant is physically delivered to the Company in connection with any exercise pursuant to this Section 2.3 and the number of Exercise Shares represented by this Warrant submitted for exercise is greater than the number of Exercise Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any exercise and at its own expense, issue and deliver or cause to be issued and delivered to the Holder (or its designee) a new Warrant (in accordance with Section 12) representing the right to purchase the number of Exercise Shares issuable immediately prior to such exercise under this Warrant, less the number of Exercise Shares with respect to which this Warrant is exercised. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) which may be payable with respect to the issuance and delivery of Exercise Shares upon exercise of this Warrant. The Company’s obligations to issue and deliver or cause to be issued and delivered Exercise Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination; provided, however, that the Company shall not be required to deliver or cause to be delivered Exercise Shares with respect to an exercise prior to the Holder’s delivery of the aggregate Exercise Price (or notice of a cancellation of indebtedness or Net Exercise, if applicable) with respect to such exercise. If the Company fails to deliver or cause to be delivered to the Holder the Exercise Shares pursuant to this Section 2.3 by the Delivery Date, then the Holder will have the right to rescind such exercise by delivering written notice to the Company at any time prior to the Company delivering or causing the delivery of such Exercise Shares. Notwithstanding anything to the contrary herein, the Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for any and all purposes hereunder (including, without limitation, the delivery of any Notice of Exercise hereunder) and is entitled to rely on instruction from such registered Holder of this Warrant without liability.

2.4 Call Provision. Until the second anniversary of the Issue Date, the Company may call for cancellation of up to [203,771] Exercise Shares (such right, a “Call”) for consideration equal to $15.00 per Exercise Share. To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating therein the portion of unexercised portion of this Warrant to which such Call Notice applies; provided, however, that in order to exercise such Call the VWAP on the Trading Day immediately preceding the date the Company delivers the Call Notice to the Holders must exceed $20.00. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then this Warrant will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date of the Call Notice (such date and time, the “Call Date”). In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Exercise Shares subject to a Call Notice that are tendered through 6:30 p.m. (New York City time) on the Call Date.

3. Covenants of the Company.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company will take all actions as may be necessary to assure that such Exercise Shares may be issued as provided herein without violation of any applicable law or regulation, of any requirements of any securities exchange or automated quotation system upon which the Common Stock (or shares of such class and/or series of the Company’s equity securities comprising the Exercise Shares) may be listed or of any contract to which the Company or any of its subsidiaries is bound. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved a sufficient number of shares of the series of equity securities comprising the Exercise Shares to provide for the exercise of the rights represented by this Warrant. The issuance of the Exercise Shares will not be subject to any preemptive rights that have not been properly complied with or waived. If at any time during the Exercise Period the number of authorized but unissued shares of the Common Stock (or shares of such class and/or series of the Company’s equity securities comprising the Exercise Shares) shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel (and after reasonable consultation with the Holder), be necessary to increase its authorized but unissued shares of Common Stock (or shares of such class and/or series of the Company’s equity securities comprising the Exercise Shares) to such number of shares as shall be sufficient for such purposes.

3.2 Notices of Record Date. In the event of any taking by the Company of a record of the holders of the class and/or series of equity securities constituting the Exercise Shares for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall give to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

3.3 No Impairment. The Company will not, by amendment of any of its Governing Documents or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will, at all times in good faith, assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against wrongful impairment. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) shall, so long as this Warrant is outstanding, take all actions necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of this Warrant (without regard to any limitations on exercise).

4. Representations of the Company. The Company hereby represents and warrants to the Holder as of the date hereof as follows:

4.1 Organization, Existence and Qualification. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with all requisite power and authority to carry on its business as conducted. The Company is duly qualified to transact business in each jurisdiction in which its ownership of property or the conduct of its business as now conducted requires it to be so qualified, except insofar as the failure to be so qualified would not have a material adverse effect on its business.

4.2 Authorization. All corporate or other requisite action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Exercise Shares has been taken, and this Warrant constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3 Valid Issuance of Warrant and Exercise Shares. This Warrant and the Exercise Shares, when issued, sold and delivered in accordance with the terms of this Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.

4.4 No Preemptive Right. The issuance of this Warrant and the Exercise Shares is not subject to any preemptive rights of any person.

5. Representations, Warrants and Covenants of the Holder; Restrictive Legends. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

5.1 Investment Representations. The Holder is acquiring this Warrant (together with the Exercise Shares, the “Restricted Securities”), for its own account for investment only and not with a view to, or for resale in connection with, the distribution or other disposition thereof in violation of applicable federal or state securities laws. The Holder understands that the Restricted Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations and warranties of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire such Restricted Securities. Holder agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell any Restricted Securities, or solicit any offers to purchase or acquire any Restricted Securities, unless the transfer or sale is (i) pursuant to an effective registration statement under the Act and has been registered under any applicable state securities or “blue sky” laws or (ii) pursuant to an exemption from registration under the Act and all applicable state securities or “blue sky” laws.

5.2 Additional Investment Representations. The Holder hereby represents and warrants to the Company that (i) it has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment hereunder, (ii) it is an “accredited investor” as that term is defined in Regulation D under the Securities Act, (iii) it is able to incur a complete loss of such investment, (iv) it is able to bear the economic risk of such investment for an indefinite period of time, (v) it has received all the information from the Company and its management that Holder considers necessary or appropriate for deciding whether to acquire this Warrant and the Exercise Shares, (vi) it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its financial condition, results of operations and prospects and the terms and conditions of the acquisition of this Warrant and Exercise Shares sufficient to enable it to evaluate its investment and (vii) it is not subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

5.3 Restrictive Legend. Holder acknowledges that (i) this Warrant and (ii) the Exercise Shares acquired upon the exercise of this Warrant, in each case, if not then registered and, with respect to the Exercise Shares, if the Holder (x) after giving effect to the issuance of the Exercise Shares is deemed to be an “affiliate” of the Company (as that term is defined in Regulation D under the Securities Act) or (y) does not utilize Net Exercise after expiration of the Rule 144 holding period, will contain a legend to the effect that this Warrant and/or the Exercise Shares are not registered.

6. Adjustment of Exercise Price and Number of Exercise Shares; Fractional Shares.

6.1 Changes in Securities. In the event of any stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, reorganizations, or other similar transactions (each, a “Reorganization”), the number of shares of such class and/or series of the Company’s equity securities comprising the Exercise Shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same aggregate Exercise Price, the same rights, preferences, interests and economic interests as were possessed by the Holder with respect to the Exercise Shares immediately prior to such Reorganization. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6.2 Change of Control. In the event of any Change in Control of the Company, this Warrant will be deemed automatically exchanged (without the need to comply with the requirements of Section 2), immediately prior to the consummation of such Change in Control, for the same per share consideration paid to the holders of Common Stock to which the Holder would have been entitled upon such Change in Control had this Warrant been exercised in full immediately prior to such consummation, net of the then applicable Exercise Price attributable to the aggregate Exercise Shares remaining under this Warrant.

6.3 Fractional Shares. No fractional Exercise Shares are to be issued upon the exercise of this Warrant, but rather the number of Exercise Shares to be issued shall be rounded to the nearest whole number.

6.4 Purchase Rights. If at any time on or after the Issue Date, the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property, in each case pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights. As used in this Section 6.4, (i) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities and (ii) “Convertible Securities” mean any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

6.5 Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 6, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.

6.6 Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Change of Control or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice of such transaction at least ten (10) days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. In addition, if while this Warrant is outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Change of Control contemplated by Section 6.2, the Company shall deliver to the Holder a notice of such Change of Control at least ten (10) days prior to the date such Change of Control is consummated. Holder agrees to maintain any information disclosed pursuant to this Section 6.6 in confidence until such information is publicly available, and shall comply with applicable law with respect to trading in the Company’s securities following receipt of any such information.

7. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8. Transfer of Warrant. In addition to any other restrictions on transfer set forth in this Warrant, neither this Warrant nor any interest therein shall be transferred or assigned, in whole or in part, directly or indirectly, without the prior written consent of the Company, and any attempted transfer or assignment without such consent shall be void; provided, that the Holder may transfer all or any portion of this Warrant and/or the Exercise Shares to any Affiliate of the Holder without the prior written consent of the Company. Subject to the foregoing restrictions, applicable laws and the restriction on transfer set forth on the first page of this Warrant, in connection with any transfer of this Warrant, the Holder shall deliver this Warrant and the form of assignment attached hereto as Exhibit B to the Company, and the transferee shall sign an investment representation letter containing the same representations applicable to the Holder as set forth herein.

9. [Reserved].

10. Tax Matters.

10.1 The lenders party to the Financing Agreement have agreed to extend certain credit facilities to Company in the aggregate principal amount of up to $130,000,000 (the “Loans”) pursuant to the Financing Agreement. Each of the parties hereto agrees that the Loans and this Warrant, taken together, have been issued as an “investment unit” (the “Unit”) within the meaning of Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h).

10.2 For the purposes of determining the issue price (within the meaning of the Code) of the Loans and the purchase price of this Warrant, each of the parties hereto agree to allocate the issue price of such investment unit among the Loans and this Warrant in proportion to their fair market value as of the Effective Date (as defined in the Financing Agreement) in accordance with Treasury Regulation Section 1.1273-2(h). The Company and Holder shall cooperate in good faith regarding the allocation of the issue price allocated between the Loans and this Warrant.

10.3 Each of the parties hereto agrees, and will cause its respective Affiliates, not to take a position for federal, state, or local income tax purposes which is inconsistent with Section 10 of this Warrant (including without limitation, the filing of any tax or information returns, report or declaration), except as otherwise required following a “determination” within the meaning of Section 1313(a) of the Code to the contrary.

10.4 Notwithstanding anything contained herein to the contrary, the terms of this Warrant shall not constitute the agreement of any of the parties hereto that the value ascribed, or amount allocated, to any component of the Unit pursuant hereto shall be used for any purpose other than federal, state, or local income tax law.

10.5 The Company represents and warrants that it has granted an exemption in favor of the Holder pursuant to Section 36 of the Tax Benefits Preservation Plan, dated January 29, 2024, among the Company and Equiniti Trust Company, LLC (the “Plan”), such that the Holder will not be deemed an “Acquiring Person” as defined in the Plan solely in connection with (i) the issuance of this Warrant nor (ii) the acquisition of beneficial ownership of securities of the Borrower pursuant to the exercise of the Holder’s rights under this Warrant.

10.6 The Company shall be entitled to deduct and withhold from any amounts payable with respect to this Warrant any taxes required to be so deducted and withheld under applicable law. To the extent that any amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Warrant as having been paid to the Person in respect of which such deduction or withholding was made. The Company shall cooperate in good faith with the Holders to minimize or eliminate any such withholding or deduction, including by giving the Holders an opportunity to provide additional information or to apply for an exemption from, or a reduced rate of, withholding.

11. Notice of Actions Under Governing Documents; Other Rights.

11.1 If the Company provides notice to (or is required under the terms of the Governing Documents to provide notice to) the holders of Common Stock (as each such term is defined in the Certificate of Incorporation), the Company shall simultaneously provide such notice to Holder.

11.2 The Company shall not permit, at any time prior to or following exercise of this Warrant, any amendments or modifications to the Governing Documents without the Holder’s prior written consent that (i) require the Holder to make contributions to the Company or make the Holder liable for any debts or obligations of the Company, or (ii) by its terms has an adverse effect on the rights and obligations of the Holder (whether as a holder of this Warrant or a holder of Common Stock) that is disproportionate to the effect on holders of Common Stock other than the Holder.

12. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

13. Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

14. Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction without the need to post a bond or similar security.

15. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by electronic transmission (unless any delivery failure notice or bounce-back message is received), (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to each of the Company and the Holder at the address listed on their respective signature pages hereto or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party.

16. Successor and Assigns. Subject to compliance with the restrictions on transfer set forth in this Warrant, this Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder, and such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

17. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

18. Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant register.

19. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

20. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by the Company and the Holder. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

21. Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

22. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

23. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of New York as applied to agreements among Delaware residents, made and to be performed entirely within the State of New York without giving effect to conflicts of laws principles.

24. Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

The parties have caused this Warrant to be executed by their duly authorized representatives effective as of the Issue Date.

COMPANY:

REGIS CORPORATION

By:
Name:
Title:
Email:

Address:

HOLDER:

[•]

By:
Name:
Title:

Email:

Address:	[ ]

Exhibit A

NOTICE OF EXERCISE

TO: Regis Corporation

(1) ☐ The undersigned hereby elects to purchase _______ shares of Common Stock (the “Exercise Shares”) of Regis Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith [payment of the exercise price in full, together with all applicable transfer taxes, if any] [notice of cancellation of debt].

☐ The undersigned hereby elects to purchase _______ shares of Common Stock (the “Exercise Shares”) of Regis Corporation (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please effect a book-entry issuance representing said Exercise Shares in the name of the undersigned.

(3) By its execution below and for the benefit of the Company, the undersigned hereby restates each of the representations and warranties in Section 5 of the attached Warrant as of the date hereof and further represents and warrants as follows:

(a) Without in any way limiting the representations set forth in Section 5 of the attached Warrant, the undersigned further agrees not to make any disposition of all or any portion of the Exercise Shares unless and until (i) there is then in effect a registration statement under the Act (as defined in the attached Warrant) covering such proposed disposition and such disposition is made in accordance with such registration statement, (ii) the undersigned shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances, or (iii) such disposition constitutes a permitted transfer in accordance with the Governing Documents or the terms of the attached Warrant.

(b) If the undersigned is not a United States person (as defined by Section 7701(a)(30) of the Code), the undersigned hereby represents that the undersigned has satisfied itself as to the full observance of the laws of the undersigned’s jurisdiction in connection with any invitation to subscribe for the Exercise Shares or any use of the attached Warrant, including (i) the legal requirements within the undersigned’s jurisdiction for the purchase of the Exercise Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Exercise Shares. The undersigned’s subscription, payment for and continued beneficial ownership of the Exercise Shares will not violate any applicable securities or other laws of the undersigned’s jurisdiction.

(c) With respect to any forecasts, projections of results and other forward-looking statements and information provided to the undersigned, the undersigned acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements unless otherwise required by applicable law.

[Signature page follows]

HOLDER:

[•]

By:
	Name:	[_______]
	Title:	[_______]

Email:	[_______]

Address:	[_______]
[_______], [_______] [_______]

Dated:

Exhibit B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

HOLDER:

[•]

By:
	Name:	[_______]
	Title:	[_______]

Email:	[_______]

Address:	[_______]
[_______], [_______] [_______]

Dated:

Acknowledged and Agreed: Assignee

(if an individual)

Signature:

(if a trust)

Signature:

__________, as [co-]trustee of the _______

(if an entity)

By:
Name:
Title:

Address:

Email:

NOTE: The Holder’s signature to this Assignment Form must correspond with the name as it appears on the face of the foregoing Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NOTE: As a condition to the assignment of the foregoing Warrant, if requested by the Company, the assignee of the foregoing Warrant shall execute and deliver any applicable securityholders’ agreement, investor rights agreement, voting agreement, drag along agreement, right of first refusal and co-sale agreement or similar agreement (or a joinder to any existing agreement) that the Company and/or the holders of its securities may enter into or that otherwise that may be in effect from time to time (and which may contain, among other provisions, additional restrictions on transfer).

NOTE: The assignee of the foregoing Warrant agrees to be bound by all the terms and obligations of the foregoing Warrant, including, without limitation, the representations and warranties of the Holder in Section 5 of the Warrant, as if assignee were the original Holder party thereto.

Any terms that are capitalized but not defined in this Exhibit B have the meanings ascribed to them in the foregoing Warrant.